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FRONT OF FORM OF STOCK CERTIFICATE

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER NOTED ON THE REVERSE SIDE HEREOF.

LOGO
STAFF BUILDERS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                   SHARES

CLASS A COMMON STOCK --- SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

THIS CERTIFIES THAT _________________ is the owner of ___________ FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE CLASS B COMMON STOCK OF STAFF BUILDERS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which is on file at the office of the Corporation) to all of which the holder of this certificate, by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                          SEAL

 /s/ David Savitsky         /s/ Stephen Savitsky
     Secretary                  President

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BACK OF FORM OF STOCK CERTIFICATE

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED BY
THE TERMS OF THE RESTATED CERTIFICATE OF INCORPORATION OF STAFF BUILDERS, INC. (THE "CORPORATION"), AS AMENDED (THE "RESTATED CERTIFICATE"), UNLESS SUCH TRANSFER IS AN "EXEMPT TRANSFER" AS DEFINED THEREIN. PURSUANT TO THE TERMS OF THE RESTATED CERTIFICATE, ANY ATTEMPTED TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE THAT IS NOT AN EXEMPT TRANSFER SHALL BE TREATED AS AN IRREVOCABLE ELECTION TO CONVERT SUCH SHARES TO SHARES OF CLASS A COMMON STOCK OF THE CORPORATION. COPIES OF THE RESTATED CERTIFICATE MAY BE OBTAINED, WITHOUT CHARGE, BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WILL BE FURNISHED BY THE CORPORATION, WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, UPON APPLICATION TO THE TRANSFER AGENT OR TO THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN. ACT-- _______ Custodian
TEN ENT -- as tenants by the entireties  (Cust)                         (Minor)
JT TEN--as joint tenants with right of   Under Uniform Gifts to Minors Act
survivorship and not as tenants in common  _________________________________
                                                       (State)

Additional abbreviations may also be used though not in the above list.


For value received, _____ hereby sell, assign and transfer unto _________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _____________________________

NOTICE: The Signature To This Assignment Must Correspond With The Name As Written Upon The Face Of The Certificate In Every Particular Without Alteration Or Enlargement Or Any Change Whatever